UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 28, 2007

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street Indianapolis, Indiana	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The disclosures set forth under Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On Wednesday, February 28, 2007, a wholly owned subsidiary of Celadon Group, Inc., a Delaware corporation (the “Company”), entered into and closed an Asset Purchase Agreement (the “Agreement”) with Warrior Services Inc. d/b/a Warrior Xpress (“Warrior”). The Agreement provides for the purchase of Warrior’s truckload business and certain tractors and trailers for approximately $8.3 million. The acquisition was funded with available borrowing under the Company’s revolving line of credit.

There was no material relationship between Warrior and the Company or any of the Company’s affiliates, directors, or officers, or any associate of the Company’s directors or officers.

Item 7.01    Regulation FD Disclosure.

On Wednesday, February 28, 2007, the Company issued a press release announcing the acquisition. The full text of the press release, dated February 28, 2007, is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01 and in Exhibit 99 to this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	99	Celadon Group, Inc. press release announcing acquisition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: March 5, 2007	By:	/s/ Stephen Russell
Stephen Russell
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99	Celadon Group, Inc. press release announcing acquisition